UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 9, 2006


                                 The Knot, Inc.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      0-28271                  13-3895178
(State or other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)

462 Broadway, 6th Floor, New York, New York                        10013
 (Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (212) 219-8555

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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  Results of Operations and Financial Condition.

On February 9, 2006, The Knot, Inc. ("The Knot") issued a press release announcing its financial results as of and for the quarter and year ended December 31, 2005. A copy of The Knot's press release announcing these financial results is attached as Exhibit 99.1 hereto, and is incorporated by reference into this report. The information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) that is furnished pursuant to this Item 2.02 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained in this Item and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of The Knot, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.


Item 9.01.  Financial Statements and Exhibits.

      (c) Exhibits

            99.1   Press Release dated February 9, 2006.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE KNOT, INC.
                                     (Registrant)

 Date: February 9, 2006              By:   /s/ RICHARD E. SZEFC
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                                          Richard E. Szefc
                                          Chief Financial Officer, Treasurer and
                                          Secretary


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                                  EXHIBIT INDEX

      99.1  Press Release dated February 9, 2006.